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                                                                    EXHIBIT 99.2


                              SHAREHOLDER AGREEMENT

           SHAREHOLDER AGREEMENT, dated as of October 18, 1998 (this "Agreement"), by the undersigned shareholder (the "Shareholder") of Karrington Health, Inc., an Ohio corporation (the "Company"), for the benefit of Sunrise Assisted Living, Inc., a Delaware corporation ("Acquiror").

                                    RECITALS

           WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Buckeye Merger Corporation, an Ohio corporation ("Merger Sub"), and the Company are entering into an Agreement of Merger of even date herewith (the "Merger Agreement"; capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger; and

           WHEREAS, the Shareholder owns of record and/or holds stock options to acquire (whether or not vested) that number of shares of Company Common Stock appearing on the signature page hereof (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares"); and

           WHEREAS, the Shareholder will receive a significant economic benefit as a result of the Merger; and

           WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Acquiror has required that the Shareholder agree, and in order to induce Acquiror to enter into the Merger Agreement the Shareholder has agreed, to enter into this Agreement.

           NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, the Shareholder agrees as follows:

           1. Proxy.

           (a) With respect to the Merger, the Merger Agreement and any Third Party Transaction for which approval of the shareholders of the Company is sought, and any transactions contemplated thereby, Shareholder hereby irrevocably makes, constitutes and appoints Acquiror to act as Shareholder's true and lawful proxy and attorney-in-fact in the name and on behalf of Shareholder, with full power to appoint a substitute or substitutes. Shareholder further directs Acquiror, and Acquiror hereby agrees, to vote all of the Subject Shares which are entitled to vote at any meeting of the shareholders of the Company (whether annual or special and


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        whether or not an adjourned meeting), or by written consent in the place and stead of Shareholder in favor of the Merger as set forth in the Merger Agreement and against any Third Party Transaction. By giving this proxy Shareholder hereby revokes any other proxy granted by Shareholder at any time with respect to the Subject Shares and no subsequent proxies will be given with respect thereto by Shareholder.

           (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of Shareholder or by operation of law, by lack of appropriate power of authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of Shareholder. If after the execution of this Agreement, Shareholder shall cease to have appropriate power or authority, or if any other such event or events shall occur, Acquiror is nevertheless authorized and directed to vote the Subject Shares in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

           (c) The proxy granted herein shall expire on the date of termination of this Agreement.

           2. Covenants of the Shareholder. Until the termination of this Agreement in accordance with Section 5, the Shareholder irrevocably agrees as follows:

           (a) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholder's vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares against any amendment of the Company's Amended and Restated Certificate of Incorporation and Restated By-Laws or other action, which amendment or other action would in any manner impede, delay, frustrate, prevent or nullify the Merger, the Merger Agreement, the Option Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

           (b) The Shareholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to the Transfer of the Subject Shares to any person or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in relation to the Subject Shares, and agrees not to commit or agree to take any of the foregoing actions.


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           (c) The Shareholder shall not, nor shall the Shareholder permit any affiliate, director, officer, employee, investment banker, attorney or other advisor or representative of the Shareholder to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Third Party Transaction or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Third Party Transaction, except in the Shareholder's capacity as a director or officer of the Company to the extent permitted under the Merger Agreement.

           (d) The Shareholder shall use the Shareholder's reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Acquiror in doing, all things necessary, proper or advisable to support and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

           3. Representations and Warranties. The Shareholder represents and warrants to Acquiror as follows:

           (a) The Shareholder is the record and beneficial owner of, and has Good and marketable title to, the Subject Shares. The Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Shareholder has the sole right to vote, and the sole power of disposition with respect to, the Subject Shares, and none of the Subject Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

           (b) This Agreement has been duly executed and delivered by the Shareholder. Assuming the due authorization, execution and delivery of this Agreement by Acquiror, this Agreement constitutes the valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. Neither the execution or delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will (i) require any consent or approval of or filing with any person or entity (other than filings, if any, required under the Securities Exchange Act, as amended) or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Shareholder is a party or by which Shareholder is bound.


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           4. Understanding of this Agreement. The Shareholder has carefully read this Agreement and has discussed its requirements, to the extent such Shareholder believes necessary, with counsel (which may be counsel to the Company). The undersigned further understands that the parties to the Merger Agreement will be proceeding in reliance upon this Agreement.

           5. Termination. The obligations of the Shareholder hereunder shall terminate upon the earlier of (i) the Effective Time or (ii) at 5:00 p.m. (Eastern Standard Time) on the 90th day following the date of the termination or expiration of the Merger Agreement pursuant to Article VII thereof.

           6. Further Assurances. The Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Acquiror may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

           7. Successors, Assigns and Transferees Bound. Any successor, assignee or transferee (including a successor, assignee or transferee as a result of the death of the Shareholder, such as an executor or heir) shall be bound by the terms hereof, and the Shareholder shall take any and all actions necessary to obtain the written confirmation from such successor, assignee or transferee that it is bound by the terms hereof.

           8. Remedies. The Shareholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause Acquiror irreparable harm. Accordingly, the Shareholder agrees that in the event of any breach or threatened breach of this Agreement, Acquiror, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

           9. Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

           10. Amendment. This Agreement may be amended only by means of a written instrument executed and delivered by both the Shareholder and Acquiror.

           11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.


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           12. Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and do not form a part or affect the meanings hereof.

           13. Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14. Entire Agreement. This Agreement constitutes the entire agreement and suspends all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.


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           IN WITNESS WHEREOF, Acquiror and the Shareholder have caused this
Agreement to be executed as of the date first written above.


                               SUNRISE ASSISTED LIVING, INC.


                               By:
                                  ----------------------------------
                               Name: David W. Faeder
                               Title:  President


                               SHAREHOLDER



                               Name:
                                    --------------------------------

                               Address of Shareholder

                               -------------------------------------

                               -------------------------------------
                               Telephone:
                                         ---------------------------
                               Telecopier:
                                         ---------------------------


                               Number of shares of Company Common Stock beneficially owned on the date hereof:

                               -------------------------------------


                               Number of shares of Company Common Stock subject to option on the date hereof:

                               -------------------------------------


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